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                                                                   Exhibit 10.35

[*] =Certain confidential information contained in this exhibit, marked by brackets with asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                        MONSANTO CONFIDENTIAL INFORMATION

                               AMENDMENT NUMBER 3

                                       To

               MONSANTO/PARADIGM GENETICS COLLABORATION AGREEMENT

        THIS IS AN AMENDMENT, effective September 23, 2002, to the Monsanto/Paradigm Genetics Collaboration Agreement dated as of November 17, 1999, and amended May 10, 2000 and August 30, 2001, (the "Agreement") by and between Paradigm Genetics Inc., a Delaware corporation, having a principal place of business at 108 Alexander Drive, Building 1A, P.O. Box 14528, Research Triangle Park, North Carolina 27709-4528 ("Paradigm") and Monsanto Company ("Monsanto"), a Delaware corporation, having a principal place of business at 800 N. Lindbergh Blvd., St. Louis, Missouri 63167.

        WHEREAS, the parties have agreed to modify the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                                 1. DEFINITIONS

        1.1     Terms defined in the Agreement are used herein as so defined.

        1.2     New Definitions
        In addition, for purposes of the Agreement, as amended hereby, the following words and phrases shall have the following meanings:

                1.47    Assay
                [*****]

                1.48    [*****]

                1.49    [*****]

                1.50    [*****]

                1.51    [*****]

                1.52    [*****]

                    2. REPLACEMENT AND ADDITION OF APPENDICES

        2.1     Replacement Appendices B and C
        Appendix B is deleted from the Agreement and replaced with Appendix B which is attached hereto and incorporated herein by reference. Appendix C is amended, to delete the information relating to [*****] and Appendix C1, which is attached hereto and incorporated herein by reference, is added for Production Target Levels for [*****].

                                        2

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        2.2     Appendix N
        Appendix N is added to the Agreement and attached hereto and incorporated herein by reference.

                    3. TERM AND TERMINATION OF FUNDED PROJECT

        3.1 The Agreement is amended by replacing Article 3.5.2 with the following:

                3.5.2 Early Termination - [*****] Monsanto may terminate this Agreement [*****]. In the event of termination for failure to [*****]. Monsanto will [*****]. In the event of termination under this Article 3.5.2, Paradigm will, upon request of Monsanto, [*****]

                                   4. PAYMENTS

        4.1 The Agreement is amended by replacing Articles 4.1.3 and 4.1.4 with the following:

                4.1.3   [*****] Payment
                Monsanto will pay Paradigm the fees set out in Appendix D as compensation for Paradigm's services under the Project Plan for each [*****] at the beginning of each [*****], except that the payment for [*****] may be withheld until Paradigm has delivered [*****] to Monsanto for [*****] and the payment for [*****] may be withheld until Paradigm has delivered [*****] to Monsanto for [*****] and has completed all [*****] work as set forth in Appendix B [*****] The Project Committee will, at each quarterly meeting, determine the number of credits available and record the number in the minutes of the meeting. Monsanto shall have fifteen (15) business days following delivery of [*****] to assess whether the requirements for [*****] and [*****] work have been met. If Monsanto does not give written notice that it believes the requirements have not been met during such fifteen
                (15) day period, the requirements will be conclusively presumed to have been met. If Monsanto gives such written notice and Paradigm disagrees, the matter will be resolved in accordance with Section 11.3. Payments for [*****] and [*****] will be made within thirty (30) days of the demonstration of the achievement of requirements for [*****] and [*****] work have been met.

                4.1.4   Production Target Level Payments
                Monsanto will pay Paradigm [*****] payment that is a percentage of the [*****] payment set forth in Appendix D. In no event shall the payment exceed [*****] of the [*****] payment set forth in Appendix D; and wherein sum of all [*****] payments cannot be greater that [*****],

                                        3

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                unless one or more of the options in Article 4.1.5 are
                exercised, in which event the sum of the [*****] payments cannot be greater than the aggregate total of the [*****] payments on the appropriate Appendices.

                The [*****] payments shall be calculated as follows for [*****] and all [*****] thereafter: [*****] of the payment will be dependent upon [*****] delivered in the [*****], including the Grace Period, as specified in Table 2, Appendix C, and [*****] of the payment will be dependent upon the total number of [*****] delivered in the [*****], including the Grace Period, as specified in Table 3, Appendix C. Assays performed in a [*****] shall first be treated as Assays performed in the Grace Period of the preceding [*****] to the extent of any shortfall in the same type [*****] and screen in such preceding [*****], and shall be applied against the [*****] for such preceding [*****]. For [*****] and [*****] run for [*****], if the number of Assays of a given type, [*****] delivered in a [*****], including its Grace Period, for a given screen (after deducting Assays for such screen that are applied to the preceding [*****] in accordance with the preceding sentence) exceeds the [*****], then the number of Assays exceeding the [*****] goal are creditable toward the [*****] goal for the same screen in any subsequent [*****], but are not creditable toward the [*****] goal for a different screen in any [*****]. If excess Assays are credited to prior [*****] shortfalls, Monsanto will pay Paradigm the additional amount resulting from the [*****], at the time of payment of amounts for the [*****] in which the excess Assays were performed. For clarity, an example of a [*****] payment calculation is shown in Appendix C. [*****] credits for failed experiments, as defined in the [*****], may be used to meet [*****] goals for [*****], with each [*****] credit available to count as one Assay for each screen. If a credit is applied to meet a [*****] goal for a screen, it may be replaced later with an actual completed Assay and reused, but only for the same screen for which it was used previously.

                The Project Committee will agree on the appropriate QC criteria to validate all [*****] deliveries. These QC criteria will be used to validate attainment of [*****] and [*****]. Paradigm will [*****] and share the resulting scripts with Monsanto. Monsanto will [*****] and recommend any necessary changes. The [*****] will be used by Paradigm to [*****]. Monsanto will use the [*****]. If any problems [*****] following the QC guidelines established by the Project Committee. Paradigm will not be required to remediate any [*****] that have been accepted in [*****].

        All such payments under this section 4.1.4 will be made within [*****] days of the demonstration of the achievement of the [*****].

                                        4

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        Except as expressly set forth herein, the Agreement shall remain in full force and effect and shall not be deemed modified hereby.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 3 to be executed and delivered as of the date set forth above.

PARADIGM GENETICS, INC.             MONSANTO COMPANY

By: /s/ Heinrich Gugger             By:  /s/ Robert Falvey, Ph.D.
    -----------------------------        -----------------------------

Printed                             Printed
Name: Heinrich Gugger               Name: Robert Falvey, Ph.D.
      ---------------------------         -----------------------------

Title: President & CEO              Title: Chief Technology Officer
       --------------------------         -----------------------------

Date:  Sept. 27, 2002               Date:  Oct. 14, 2002
      ---------------------------         -----------------------------

                                        5

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                            APPENDIX B - PROJECT PLAN

        Updated September 2002 with Collaboration Agreement Amendment #3

                                     [*****]

                                   APPENDIX C:
                      Project Plan Production Target Levels

                                     [*****]